LISTED FUNDS TRUST

Innovation Alpha® United States ETF (INAU), Innovation Alpha® Global ETF (INAG) and Innovation Alpha® Trade War (TWAR)

Supplement dated December 5, 2019 to the currently effective Summary Prospectuses and Statutory Prospectus (each, a “Prospectus” and collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Funds listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

After careful consideration, and at the recommendation of MCAM International LLC, the investment adviser to the Innovation á® United States ETF, Innovation á® Global ETF and Innovation á® Trade War ETF (each, a “Fund” and together, the “Funds”), the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) approved the closing and subsequent liquidation of the Funds pursuant to the terms of a Plan of Liquidation (the “Liquidation”). Accordingly, each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on or about December 17, 2019 (the “Liquidation Date”).

The last day of trading of Fund shares on the NYSE Arca, Inc. (the “Exchange”), for the Funds, is expected to be December 16, 2019. For each Fund, the Exchange will halt trading in the Funds before the open of trading on December 17, 2019. Following the close of trading on December 9, 2019 and prior to the Liquidation Date, the Fund will be closed to new investments and shareholders may only be able to sell their shares to certain broker-dealers. There is no assurance that there will continue to be a market for the Funds’ shares during this time period. Prior to the close of trading on December 16, 2019, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions.

Beginning on December 9, 2019 and continuing through the Liquidation Date, each Fund will liquidate its portfolio assets. As a result, during this period, each Fund will increase its cash holdings and deviate from its investment objective, investment strategies, and investment policies as stated in the Fund’s Prospectuses and SAI.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the applicable Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the net asset value of the shareholder’s Fund shares as of the close of business on the Liquidation Date. This amount will include any accrued capital gains and dividends. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of each Fund on the Liquidation Date will reflect the costs of closing the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call (800) 617-0004 for additional information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE